SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – July 31, 2004

Sun Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

155 North 15th Street Lewisburg, Pennsylvania		17837
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number (Including Area Code) (570) 523-4300

N/A
(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets.

Not Applicable

Item 3.	Bankruptcy or Receivership.

Not Applicable

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Not Applicable.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

General Release agreement of Wilmer D. Leinbach, dated July 31, 2004.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

On July 31, 2004, Wilmer D. Leinbach, the Registrant’s Executive Vice President and Chief Financial Officer, signed a general release that terminates Mr. Leinbach’s Employment Agreement with the Registrant dated January 28, 2003.  In consideration for Mr. Leinbach executing the general release, the Registrant has agreed to pay Mr. Leinbach a lump sum payment of $249,166.66 and provide Mr. Leinbach with group health, accident, life and disability benefits through October 31, 2006.  The general release also contains restrictions on use of confidential information by Mr. Leinbach.  The general release is attached to this Form 8-K as Exhibit 99.1.

Information provided under this Item 9 shall be deemed “furnished” to the Securities and Exchange Commission and under no circumstances shall it be deemed filed.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

Not Applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: August 5, 2004	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)

Exhibit Index

Exhibit 99.1                                                       General Release agreement of Wilmer D. Leinbach dated July 31, 2004.